Stockholders' Equity	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Stockholders' Equity
Stockholders’ Equity
The Company has completed the following secondary public offerings during the years ended December 31, 2014 and 2015, whereby certain selling stockholders sold shares of common stock to the underwriters. The Company did not receive any proceeds from these sales of shares.

Secondary Offering Shares	Completion Date of Secondary Offering	Overallotment Shares(1)	Completion Date of Overallotment Shares
10,000,000	3/12/2014	1,500,000	3/12/2014
15,000,000	5/28/2014	2,250,000	6/4/2014
15,000,000	9/8/2014(2)	—	—
15,000,000	12/8/2014	2,250,000	12/8/2014
10,000,000	5/22/2015	1,500,000	5/22/2015
11,250,000	8/18/2015	1,687,500	8/18/2015
8,000,000	11/30/2015	1,200,000	12/9/2015

(1)	Under each underwriting agreement, the selling stockholders granted the underwriters an option, exercisable for thirty days, to purchase up to the additional amount of shares noted.

(2)	The option to purchase additional shares was not exercised in connection with the September 2014 secondary offering.
Share Repurchase Program
The Company has a share repurchase program under which the Company may repurchase shares of its common stock in the open market or through privately negotiated other transactions, depending on share price, market conditions and other factors. The share repurchase program does not obligate the Company to repurchase any dollar amount or number of shares, and repurchases may be commenced or suspended from time to time without prior notice. As of December 31, 2016, the Company has $642 million remaining under this program.
On May 4, 2016, the Company announced that its Board of Directors authorized a $750 million increase to the Company’s share repurchase program under which the Company may repurchase shares of its common stock in the open market through privately negotiated or other transactions, depending on share price, market conditions and other factors.